UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

LCI INDUSTRIES

(Exact name of registrant as specified in its charter)

Delaware	001-13646		13-3250533

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East,	Elkhart,	Indiana	46514

(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(574)	535-1125

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LCII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

LCI Industries (the “Company”) announced that its Board of Directors has appointed Lillian Etzkorn as the Company’s Executive Vice President and Chief Financial Officer, effective April 17, 2023, to succeed Brian M. Hall, who is resigning as Chief Financial Officer to pursue philanthropic ventures and opportunities, as well as to spend more time with his family, as previously disclosed. Following April 17, 2023, Mr. Hall will remain a full-time employee of the Company, in an advisory role to assist with the transition, until May 17, 2023, and will continue to receive his current base salary during that time. Following May 17, 2023, Mr. Hall will provide advisory services on a part-time basis until such time as the Company determines the transition is substantially complete, currently expected to be in early August 2023. During that time, Mr. Hall will be paid at the rate of $120 per hour for advisory services that he provides. Mr. Hall will also be eligible for a prorated bonus for the 2023 fiscal year, with the target amount being $540,000 for the full year and the proration to be based on a fraction, the numerator of which is the number of days between January 1, 2023 and May 17, 2023 and the denominator of which is 365. The actual bonus for fiscal 2023 (subject to proration) will be determined based on the Company’s actual performance determined on the same basis as for other senior executives of the Company.

Ms. Etzkorn, age 54, will join the Company after serving as Executive Vice President and Chief Financial Officer for Covia Corporation, a provider of high-quality minerals and material solutions for the industrial and energy markets from October 2021 to August 2022. Ms. Etzkorn previously served as Senior Vice President and Chief Financial Officer for Shiloh Industries, Inc. from July 2018 to October 2021. Prior thereto, Ms. Etzkorn served as Chief Financial Officer for CPI Card Group, and was the Vice President, Treasurer of Dana Inc. from September 2011 to January 2017. Ms. Etzkorn serves as a member of the Board of Directors of Matthews International Corporation. She holds a Bachelor of Arts degree in Business Administration and Marketing from Eastern Michigan University and an MBA from the University of Michigan.

There are no arrangements or understandings between Ms. Etzkorn and any other persons pursuant to which she was appointed the Company’s Executive Vice President and Chief Financial Officer. There are no family relationships between Ms. Etzkorn and any of the Company’s directors or executive officers, and Ms. Etzkorn does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On March 30, 2023, Ms. Etzkorn accepted a written offer letter from the Company establishing her compensation as our Chief Financial Officer. Pursuant to the offer letter, Ms. Etzkorn’s initial compensation will consist of the following:

•An initial annualized base salary of $525,000 per year;
•Eligibility to participate in the Company’s management incentive compensation plan for fiscal year 2023, with a target amount of $472,500, prorated for the number of months Ms. Etzkorn is employed in 2023;
•Equity awards consisting of:
◦$334,904 in restricted stock units that vest over a three-year period, with one-third vesting each year on the anniversary of the grant date; and
◦$425,275 in performance stock units, which can be earned based on whether and to what extent established return on invested capital performance goals for a three-year performance period of 2023 through 2025 are achieved;
•Automobile allowance of $750 per month;

•Reimbursement of relocation expenses;
•Ms. Etzkorn will enter into an Executive Employment Agreement with the Company for an initial three-year term; and
•Participation in all employee benefit plans and programs, including executive level plans and programs, to the extent that she meets the eligibility requirements for each plan or program.

The foregoing summary of the offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A summary of the form of Executive Employment Agreement is included in the Company’s Proxy Statement for its 2022 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 4, 2022. The form of Executive Employment Agreement was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 2, 2022, and is incorporated herein by reference as Exhibit 10.2.

Item 7.01 Regulation FD Disclosure

On April 5, 2023, the Company issued a press release related to the matters discussed in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

Exhibit Index

Exhibit Number	Description

10.1	Offer Letter between the Company and Lillian Etzkorn, accepted on March 30, 2023

10.2	Form of Executive Employment Agreement (Revised 2022) (incorporated by reference to Exhibit 10.3 included in the Company's Form 10-Q filed August 2, 2022)

99.1	Press Release dated April 5, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCI INDUSTRIES
(Registrant)

By: /s/ Brian M. Hall Brian M. Hall Chief Financial Officer

Dated:	April 5, 2023